UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2014

NORTHSTAR REALTY FINANCE CORP.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32330 (Commission File Number)	02-0732285 (IRS Employer Identification No.)
399 Park Avenue, 18th Floor New York, NY (Address of Principal Executive Offices)	10022 (Zip Code)

Registrant’s telephone number, including area code: (212) 547-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 5, 2014, NorthStar Realty Finance Corp., (the “Company”) and certain of its subsidiaries (the “Guarantors”) entered into a Credit and Guarantee Agreement (the “Credit Agreement”) with Deutsche Bank Securities Inc., as the Sole Lead Arranger and Sole Bookrunner, Deutsche Bank AG New York Branch, as the Administrative Agent and Collateral Agent, and several other commercial bank lenders party thereto (the “Lenders”), pursuant to which the Lenders agreed to provide a revolving credit facility to the Company with a total commitment amount of $500 million with a three year term.

Advances under the credit facility accrue interest at a per annum rate equal to LIBOR plus a margin of 3.50% unless otherwise provided. An unused commitment fee at a rate of 0.25% or 0.35%, per annum, depending on the amount of facility utilization, applies to unutilized borrowing capacity under the Credit Agreement. Amounts owing under the Credit Agreement may be prepaid at any time without premium or penalty, subject to customary breakage costs in the case of borrowings with respect to which a LIBOR rate election is in effect.

The maximum amount available for borrowing at any time under the Credit Agreement is limited to one and a half times a borrowing base valuation of certain investment assets, with the valuation of such investment assets generally determined according to net carrying value. The revolving commitment under the Credit Agreement terminates on August 5, 2017.

The obligations under the Credit Agreement are guaranteed by substantially all material wholly-owned subsidiaries of the Company and secured by a pledge of the equity interests in subsidiaries that own borrowing base assets.

The Credit Agreement contains various affirmative and negative covenants, including, among other things, obligations to maintain REIT status, limitations on debt, liens and dividends and other restricted payments. In addition, the Credit Agreement includes financial condition covenants applicable to the Company and its consolidated subsidiaries, including: (a) for any fiscal quarter, the ratio of consolidated total debt to consolidated total assets must not exceed 70%, with a decrease to 65% after one year, (b) the ratio of consolidated total recourse indebtedness to consolidated total assets must not exceed 25%, (c) consolidated EBITDA to consolidated fixed charges for any period of four consecutive fiscal quarters must not be less than 1.50 to 1.00, (d) the Company maintaining minimum liquidity of $25 million (including undrawn amounts available under the Credit Agreement), (e) minimum consolidated tangible net worth equal to the sum of (i) 75% of the Company’s consolidated tangible net worth as of June 30, 2014 and (ii) 75% of the proceeds received by the Company from any offering of its common stock consummated after the closing date, and (f) for any fiscal quarter, borrowing base net cash flow to total consolidated interest expense of the Company under the Credit Agreement must not be less than 1.50 to 1.00. The Credit Agreement also includes customary events of default, including, among other things, failure to make payments when due, breach of covenants or representations, cross default to material indebtedness, material judgments, bankruptcy matters involving the Borrower or any material subsidiary and certain change of control events. The occurrence of an event of default may result in the termination of the credit facility, acceleration of repayment obligations and the exercise of remedies by the Lenders with respect to the collateral.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above related to the Credit Agreement is incorporated by reference into this Item 2.03.

Cautionary Statement Regarding Forward-Looking Statements

Certain items in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by words like “may” and similar expressions. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the timing and amount of borrowings under the credit facility, including the size of the borrowing base; the Company’s ability to comply with the various affirmative and negative covenants, including the financial covenants, contained in the Credit Agreement; the Company’s use of leverage; the Company’s liquidity; the Company’s future cash available for distribution; and the availability of and ability to consummate investment opportunities funded by borrowings from the credit facility. The Company does not guarantee that the assumptions underlying such forward-looking statements are free from errors. Additional factors that could cause actual results to differ materially from those in the forward-looking statements are specified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, and its other filings with the Securities and Exchange Commission. Such forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

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Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

The following exhibits are furnished as part of this report:

Exhibit No.	Description
10.1	Credit and Guaranty Agreement, dated as of August 5, 2014, by and among NorthStar Realty Finance Corp., as borrower, certain subsidiaries of NorthStar Realty Finance Corp., as guarantors, the various lenders party thereto from time to time, Deutsche Bank AG New York Branch, as administrative agent and collateral agent, and Deutsche Bank Securities Inc., as sole lead arranger and sole bookrunner.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2014

NORTHSTAR REALTY FINANCE CORP.

By:	/s/ Ronald J. Lieberman
Name: Title:	Ronald J. Lieberman Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Credit and Guaranty Agreement, dated as of August 5, 2014, by and among NorthStar Realty Finance Corp., as borrower, certain subsidiaries of NorthStar Realty Finance Corp., as guarantors, the various lenders party thereto from time to time, Deutsche Bank AG New York Branch, as administrative agent and collateral agent, and Deutsche Bank Securities Inc., as sole lead arranger and sole bookrunner.